   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 1996


                                                      REGISTRATION NO.: 33-39598

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                       PRE-EFFECTIVE AMENDMENT NO.                           / /

                        POST-EFFECTIVE AMENDMENT NO. 6                       /X/

                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                                 /X/

                               AMENDMENT NO. 8                               /X/

                               ------------------

                        DEAN WITTER PREMIER INCOME TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                  GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on December 20, 1996 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485.


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (B)(2) OF RULE 24F-2, THE REGISTRANT FILED A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1996.


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        DEAN WITTER PREMIER INCOME TRUST

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                           CAPTION
----------------------------------------------  ---------------------------------------------------------------------
PART A                                                                       PROSPECTUS
 1.  .........................................  Cover Page
 2.  .........................................  Summary of Fund Expenses; Prospectus Summary
 3.  .........................................  Dividends, Distributions and Taxes
 4.  .........................................  Investment Objective and Policies; The Fund and its Management; Cover
                                                 Page; Investment Restrictions; Prospectus Summary
 5.  .........................................  The Fund and Its Management; Back Cover; Investment Objectives and
                                                 Policies
 6.  .........................................  Dividends, Distributions and Taxes; Additional Information
 7.  .........................................  Purchase of Fund Shares; Shareholder Services
 8.  .........................................  Redemptions and Repurchases; Shareholder Services
 9.  .........................................  Not Applicable

PART B                                                           STATEMENT OF ADDITIONAL INFORMATION
10.  .........................................  Cover Page
11.  .........................................  Table of Contents
12.  .........................................  The Fund and Its Management
13.  .........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                 Transactions and Brokerage
14.  .........................................  The Fund and Its Management; Trustees and Officers
15.  .........................................  Trustees and Officers
16.  .........................................  The Fund and Its Management; Purchase of Fund Shares; Custodian and
                                                 Transfer Agent; Independent Accountants
17.  .........................................  Portfolio Transactions and Brokerage
18.  .........................................  Description of Shares; Validity of Shares of Beneficial Interest
19.  .........................................  Repurchase of Fund Shares; Redemptions and Repurchases; Statement of
                                                 Assets and Liabilities; Shareholder Services
20.  .........................................  Dividends, Distributions and Taxes
21.  .........................................  The Distributor
22.  .........................................  Performance Information
23.  .........................................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS

              DECEMBER 20, 1996


              Dean Witter Premier Income Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is to earn a high level of current income consistent with low volatility of principal. The Fund seeks to achieve its investment objective by investing primarily in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities which either are issued or guaranteed by the United States Government, its agencies or instrumentalities, or rated Aaa by Moody's Investors Service, Inc. or AAA by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality. See "Investment Objective and Policies."

               Shares of the Fund are offered at net asset value plus a sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or more. In addition, pursuant to a Rule 12b-1 Plan of Distribution under the Investment Company Act of 1940, the Fund may reimburse the Distributor, in an amount equal to payments not exceeding the annual rate of 0.20% of the average daily net assets of the Fund, for specific expenses incurred in promoting the distribution of the Fund's shares.


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 20, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
     DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and Its Management/5
Investment Objective and Policies/6
   Risk Considerations/13
Investment Restrictions/17
Purchase of Fund Shares/17
Shareholder Services/20
Redemptions and Repurchases/22
Dividends, Distributions and Taxes/23
Performance Information/24
Additional Information/25

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Premier Income Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company investing primarily in high-quality fixed rate and adjustable rate mortgage-backed securities and in asset-backed securities.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 25).
------------------------------------------------------------------------------------------------------------------------------------
Offering            The price of the shares offered by this prospectus varies with the changes in the value of the Fund's
Price               investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New
                    York Stock Exchange is open, is equal to the net asset value plus a sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or over (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment is $1,000 ($100 if the account was opened through EasyInvest-SM-). Minimum subsequent
Purchase            investment is $100 (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to earn a high level of current income consistent with low volatility of
Objective           principal.
------------------------------------------------------------------------------------------------------------------------------------
Investment Manager  Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
and                 subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and
Sub-Advisor         administrative capacities to 100 investment companies and other portfolios with assets of approximately $91.1 billion at November 30, 1996. BlackRock Financial Management, Inc. (the "Sub-Advisor") has been retained by the
                    Investment Manager to provide investment advice and manage the Fund's portfolio. The Sub-Advisor currently serves as the investment adviser to fixed-income investors in the United States and overseas through funds and separate accounts with combined assets in excess of $43 billion (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management Fee      The Investment Manager receives a monthly fee at the annual rate of 0.50% of daily net assets. The Sub-Advisor receives a monthly fee from the Investment Manager equal to 40% of the Investment Manager's monthly fee (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Income dividends are declared daily and paid monthly; capital gains distributions, if any, are paid at least annually. Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.
------------------------------------------------------------------------------------------------------------------------------------
Plan of             The Fund is authorized to reimburse Dean Witter Distributors Inc. (the "Distributor") for specific expenses
Distribution        incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule
                    12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.20 of 1% of average daily net assets of the Fund (see page 19). The Distributor also receives a sales charge of 3% of the offering price.
------------------------------------------------------------------------------------------------------------------------------------
Special Risk        The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio
Considerations      securities. Mortgage-backed and asset-backed securities have different characteristics than traditional debt securities, primarily in that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time (see page 7). Mortgage-backed and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of prepayment risks. The types of mortgage-backed securities in which the Fund may invest include derivative products such as collateralized mortgage obligations and stripped mortgage-backed securities, which are highly sensitive to changes in prepayment and interest rates and have special characteristics and risks (see pages 7 and 10). Asset-backed securities involve certain risks not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral (see page 10). In addition, the
                    Fund may utilize certain investment techniques, including options and futures for hedging purposes, and the use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks (see pages
                    11-15).
------------------------------------------------------------------------------------------------------------------------------------
Reduced Sales       Right of Accumulation; Letter of Intent; Automatic Investment of Dividends and Distributions; EasyInvest-SM-;
Charges and         Systematic Withdrawal Plan; Exchange Privilege (see pages 20-22).
Shareholder
Services
------------------------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
        IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the year ended October 31, 1996.


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur.


SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)................................................   3.0 %
Maximum Sales Charge Imposed on Reinvested Dividends.................................   None
Deferred Sales Charge................................................................   None
Redemption Fees......................................................................   None
Exchange Fee.........................................................................   None
ANNUAL FUND EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------
Management Fees......................................................................  0.50 %
12b-1 Fees*..........................................................................  0.18 %
Other Expenses (includes 1.39% of interest expense)..................................  2.42 %
Total Fund Expenses..................................................................  3.10 %

------------
* THE 12B-1 FEE IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES.



EXAMPLE                                                                   1 year       3 years      5 years     10 years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment,  assuming
 (1)  5% annual  return and  (2) redemption  at the  end of  each time
 period...............................................................   $      60    $     123    $     188    $     361


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management" and "Purchase of Fund Shares."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following tables ratios and per share data for a share of beneficial interest outstanding throughout each period and the data relating to debt outstanding have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                                                        FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31                JULY 1, 1991*
                                               ------------------------------------------------------  THROUGH OCTOBER
                                                 1996       1995       1994       1993        1992         31, 1991
                                               ---------  ---------  ---------  ---------  ----------  ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.......     $ 8.79     $ 8.77     $ 9.18     $ 9.69      $ 9.95         $ 9.60
                                               ---------  ---------  ---------  ---------  ----------       --------
  Net investment income......................       0.41       0.53       0.54       0.73        0.71           0.26
  Net realized and unrealized gain (loss)....       0.02       0.14      (0.41)     (0.45)      (0.21)          0.37
                                               ---------  ---------  ---------  ---------  ----------       --------
  Total from investment operations...........       0.43       0.67       0.13       0.28        0.50           0.63
                                               ---------  ---------  ---------  ---------  ----------       --------
  Dividends and distributions from:
    Net investment income....................      (0.46)     (0.65)     (0.54)     (0.61)      (0.71)        (0.26)
    Net realized gain........................     --         --         --          (0.18)      (0.05)        (0.02)
    Paid-in-capital..........................      (0.01)    --         --         --          --           --
                                               ---------  ---------  ---------  ---------  ----------       --------
  Total dividends and distributions..........      (0.47)     (0.65)     (0.54)     (0.79)      (0.76)        (0.28)
                                               ---------  ---------  ---------  ---------  ----------       --------
  Net asset value, end of period.............     $ 8.75     $ 8.79     $ 8.77     $ 9.18      $ 9.69         $ 9.95
                                               ---------  ---------  ---------  ---------  ----------       --------
                                               ---------  ---------  ---------  ---------  ----------       --------
TOTAL INVESTMENT RETURN+.....................      5.07%      7.97%      1.44%      2.87%       5.18%          6.41%   (1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses:
    Operating................................      1.71%      1.57%      1.24%      0.95%       0.99%          0.85%   (2)
    Interest.................................      1.39%      0.65%      0.34%      0.65%       0.61%          0.84%   (2)
  Total......................................      3.10%      2.22%      1.58%      1.60%       1.60%          1.69%   (2)(3)
  Net investment income......................      4.73%      5.83%      5.32%      7.32%       7.05%          7.50%   (2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands....    $25,154    $31,259    $43,875    $90,260    $154,860       $132,219
  Portfolio turnover rate....................       265%       366%       393%       412%        254%            91%   (1)

---------------
 *   COMMENCEMENT OF OPERATIONS.

 + DOES NOT REFLECT THE DEDUCTION OF SALES LOAD. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.85% AND 7.34%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Premier Income Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 27, 1991.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $88 billion at November 30, 1996. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    Under a Sub-Advisory Agreement between BlackRock Financial Management, Inc. (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in portfolio securities, subject to the overall supervision of the Investment Manager. The Fund's Trustees review the various services provided by or under the direction of the Investment Manager and the Sub-Advisor to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    The Sub-Advisor, whose address is 345 Park Avenue, New York, New York 10154, is a Delaware limited partnership organized in April, 1988 by Laurence D. Fink, Ralph L. Schlosstein and The Blackstone Group (a private investment bank). The Sub-Advisor's general partners are Messrs. Fink and Schlosstein and Blackstone Financial Management Inc. (all the stock of which is owned by partners of The Blackstone Group). The Sub-Advisor serves as investment adviser to fixed-income investors in the U.S. and overseas with combined assets in excess of $43 billion as of November 30, 1996.


    On June 16, 1994, the partners of the Sub-Advisor entered into a definitive agreement to sell their partnership interests in the Sub-Advisor to PNC Bank, N.A. ("PNC"), headquartered in Pittsburgh, Pennsylvania (the "Transaction"). The Transaction, which was subject to bank regulatory approval, closed on February 28, 1995 and was subject to various conditions, including the following:
BlackRock will retain its name and will continue to operate out of its New York office. All members of the Sub-Advisor's senior management team agreed to sign long-term employment contracts and be responsible for managing the day-to-day affairs of the Sub-Advisor. Following the closing of the Transaction, the Sub-Advisor became a wholly owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.

    PNC is a commercial bank offering a wide range of domestic and international commercial banking, retail banking and trust services to its customers. Its principal office is located in Pittsburgh, Pennsylvania.

    PNC is a wholly-owned indirect subsidiary of PNC Bank Corp. (the "Holding Company"), a bank holding company organized under the laws of the Commonwealth of Pennsylvania.

    In order to assure continuity of investment advisory services to the Fund by the Sub-Advisor after the Transaction, the Board met in person on October 20, 1994, for the purpose of considering whether it would be in the best interests of the Fund and its shareholders for InterCapital to enter into a new sub-advisory agreement with the Sub-Advisor (the "current Sub-Advisory Agreement") to take effect upon consummation of the Transaction. At its meeting, the Board, including each of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Trustees"), unanimously approved the current Sub-Advisory Agreement and recommended it for approval by Shareholders. The current Sub-Advisory Agreement is identical to the former Sub-Advisory Agreement except for the effective date and the stated expiration date. At the meeting of Shareholders which took place on February 17, 1995, the Shareholders voted to approve the current Sub-Advisory Agreement which became effective on February 28, 1995.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.


    For the fiscal year ended October 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets (of which 40% was accrued to the Sub-Advisor by the Investment Manager) and the Fund's total expenses amounted to 3.10% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to earn a high level of current income consistent with low volatility of principal. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Trustees without shareholder approval.

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in (i) fixed rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities") and (ii) securities backed by other assets, such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities"). The Fund will only purchase Mortgage-Backed Securities and Asset-Backed Securities which are issued or guaranteed by the United States Government, its agencies or instrumentalities or are rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager and the Sub-Advisor. (Currently there are no Asset-Backed Securities issued or guaranteed by the United States Government, its agencies or instrumentalities.) The Fund expects that under normal circumstances the market value dollar weighted average life (or period until the next reset date) of the Fund's portfolio securities will be no greater than five years.

    The Fund seeks to achieve low volatility by investing in a diversified portfolio of securities which the Investment Manager and the Sub-Advisor believe will, in the aggregate, be resistant to significant fluctuations in market value. The Investment Manager and Sub-Advisor believe that the Fund's policies of purchasing shorter term Mortgage-

Backed and Asset-Backed Securities will reduce the volatility of the Fund's net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for short term securities than for securities with longer maturities. Conversely, the yield available on short term securities has also historically been lower on average than those available from longer term securities.

    While the Fund invests primarily in Mortgage-Backed Securities and Asset-Backed Securities, under ordinary circumstances it may invest up to 35% of its total assets in (i) U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities), (ii) corporate debt securities, including adjustable rate securities, rated Aaa by Moody's or AAA by S&P or, if unrated, determined to be of comparable quality by the Fund's Trustees, (iii) with respect to up to 5% of the Fund's total assets, high quality municipal securities, including zero coupon securities, with the highest rating by Moody's or S&P, or (iv) money market instruments. U.S. Government securities in which the Fund may invest include Treasury bills, notes and bonds, including zero coupon securities. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

    In an effort to increase investment return or to hedge the Fund's portfolio, the Fund may engage in various investment techniques, including reverse repurchase agreements, dollar rolls, purchasing and selling call and put options, entering into interest rate futures contracts and related options, purchasing securities on a when-issued, delayed delivery or forward commitment basis and lending portfolio securities (see "Other Investment Policies" below).

    There may be periods during which, in the opinion of the Investment Manager and the Sub-Advisor, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in U.S. Government securities, money market instruments or cash.

MORTGAGE-BACKED SECURITIES

    Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed Securities and other products described below.

    There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

    Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Asset-Backed Securities" below.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include Stripped Mortgage-Backed Securities as described below, may be higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches tend to be more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    Stripped Mortgage-Backed Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

    The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Trustees. The Fund may not invest more than 10% of its net assets in illiquid securities.

ASSET-BACKED SECURITIES

    The securitization techniques used to develop Mortgage-Backed Securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    New instruments and variations of existing Mortgage-Backed Securities and Asset-Backed Securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements.

    TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed Securities and Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of when-issued or delayed delivery securities and forward commitments. The Fund's ability to enter into such transactions is not otherwise limited, but the Fund expects that under normal circumstances no more than 15% of the Fund's total assets will be so invested.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buy-out or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of a security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash, U.S. Government securities or other high grade debt securities, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

    PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and Sub-Adviser pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.


    OPTIONS AND FUTURES TRANSACTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills which are listed on Exchanges and written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund may purchase listed and over-the-counter call and put options on U.S. Government securities and Mortgage-Backed Securities in amounts equalling up to 5% of its total assets. The Fund may purchase call and put options on securities which it holds (or has the right to acquire) in its portfolio only for hedging purposes.

    The Fund may also purchase and sell interest rate futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills, Eurodollar instruments and Mortgage-Backed Securities. The Fund will purchase or sell futures contracts only for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates, and not for speculative purposes.

    The Fund may also purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted, in particular movements in interest rates and, with respect to foreign currencies, currency exchange rates. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. (The Fund's yield also will vary based on the yield of the Fund's portfolio securities.)

    MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager and the Sub-Advisor will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed Securities and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities and Asset-Backed Securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed Securities and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1995, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

    The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest only in CMOs which are rated AAA by S&P or Aaa by Moody's or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

    STRIPPED MORTGAGE-BACKED SECURITIES. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

    The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Trustees. The Fund may not invest more than 10% of its total assets in illiquid securities (see "Investment Restrictions" below).

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to particpate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

    OPTIONS AND FUTURES TRANSACTIONS. Exchanges may limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's or Sub-Advisors' prediction of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include (a) dependence on the Investment
Manager's or Sub-Advisors' ability to predict correctly movements in the direction of interest rates, as well as securities and/or currency markets; (b) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

    Another such risk is that the price of the futures contract may not move in tandem with the change in prevailing interest rates against which the Fund seeks a hedge. A correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity. See the Statement of Additional Information for further discussion of such risks.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" and "Portfolio Characteristics" sections of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager and the Sub-Advisor with a view to achieving the Fund's investment objective. As a result of the Fund's investment objective and policies, and the nature of the Mortgage-Backed Securities and Asset-Backed Securities markets, the Fund's portfolio turnover rate may exceed 200%. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.


    In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Advisor will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital; the views of Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's and Sub-Advisor's own analysis of factors they deem relevant. The Fund is part of the Dean Witter family of mutual funds and is managed by its Investment Manager, InterCapital, and by its Sub-Advisor, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock manages in excess of $43 billion of assets on behalf of individual and institutional investors, including 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds, and separate accounts. Along with BlackRock's portfolio management team, Scott Amero has been the Fund's primary portfolio manager since its inception. Mr. Amero is a Managing Director of BlackRock and a member of its Investment Strategy Committee, and is a specialist in the mortgage and short duration sectors. His areas of expertise include asset-backed securities, adjustable rate mortgage securities and other short duration mortgage products. Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation, where he became the firm's primary strategist for short duration securities.


    Brokerage commissions are not normally charged on the purchase or sale of Mortgage-Backed Securities or U.S. Government securities, but such transactions generally involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, which may include DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its assets in Mortgage-Backed and Asset-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 10% of its total assets in "illiquid securities" and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission has taken the position that OTC options are illiquid securities. The Investment Manager and Sub-Advisor disagree with this position. Nevertheless, the Fund has agreed to treat OTC options as illiquid securities for purposes of this investment restriction so long as the staff maintains such position.

   5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed Securities or Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

   6. Purchase or sell commodities or commodities contracts except that the Fund may purchase and sell interest rate futures contracts and related options thereon.

   7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   8. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   9. Borrow money in excess of 33 1/3% of the Fund's total assets (including the proceeds of the borrowings).

    If a percentage restriction is adhered to at the time of investment (except in the case of Restriction 9), a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The  Fund offers its  shares for sale  to the public  on a continuous basis.
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, pursuant to a Distribution Agreement between the Fund and the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Premier Income Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to systematic payroll deduction plans (including individual retirement plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                      SALES CHARGE
                        ----------------------------------------
                           PERCENTAGE           APPROXIMATE
      AMOUNT OF             OF PUBLIC          PERCENTAGE OF
  SINGLE TRANSACTION     OFFERING PRICE       AMOUNT INVESTED
----------------------  -----------------  ---------------------
Less than $100,000....          3.00%                 3.09%
$100,000 but less than
 $250,000.............          2.50                  2.56
$250,000 but less than
 $500,000.............          2.00                  2.04
$500,000 but less than
 $1,000,000...........          1.25                  1.27
$1,000,000 and over...         -0-                  -0-

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction Plans, or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and/or the Distributor reserve the right to reject any purchase order.

REDUCED SALES CHARGE

    RIGHT OF ACCUMULATION. Investors may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares previously purchased which are held at the time of such transaction, amounts to $100,000 or more.

    The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor. The cost of shares of the Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information.

PLAN OF DISTRIBUTION


    The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the Fund. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financial charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The Fund accrued $51,691 to the Distributor, pursuant to the Plan of Distribution, for the year ended October 31, 1996. This is an accrual at the annual rate of 0.18% of the Fund's average daily net assets.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m. at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its last sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price, (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).



    Certain of the Fund's portfolio securities for which reliable market quotations are generally not readily available are valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a computerized grid matrix and/or research and evaluations by its staff in determining what it believes is the fair value of the portfolio securities valued by such pricing service.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests) at the net asset value per share (without sales charge) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.


    EASYINVESTSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balances, on an annualized basis.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales charge ("FESC funds"), for shares of Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-FESC and non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or Exchange Funds but may not reacquire FESC fund shares by exchange.

    An exchange to another FESC fund, to a CDSC fund or to an Exchange Fund that is not a money-market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another

Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected
Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For additional information about the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at their current net asset value per share (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Share -- Determination of Net Asset Value") after such repurchase order is received. Repurchase orders received by DWR and other Selected Broker-Dealers prior to 4:00 p.m., New York time, on any business day will be priced at the net asset value per share that is based on that day's close. Repurchase orders received after 4:00 p.m., New York time, will be priced on the basis of the next business day's close. Selected Broker-Dealers may charge for their services in connection with the repurchase, but the Fund, DWR and the Distributor do not charge a fee. Payment for shares repurchased may be made by the Fund to DWR and other Selected Broker-Dealers for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from dealers or shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption pro-ceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares, due to redemptions by the shareholder, have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Such dividends are paid monthly. The Fund intends to dis-tribute all of the Fund's net investment income on an annual basis.

    Net realized short-term and long-term capital gains, if any, will be distributed at least once per year, although the Investment Manager reserves the right to retain a portion of long-term gains for reinvestment.

    All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services -- Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures may be treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net short-term gains being available for distribution.

    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    After the end of the calendar year, shareholders will be sent full information on their dividends and any capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as capital gains and any portion treated as a non-taxable return of capital. Any such return of capital will reduce the shareholders' tax basis in their shares. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion of such payments will not be taxable to shareholders.


    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor. Shareholders will be notified annually by the Fund as to the Federal tax status of dividends and distributions paid or retained by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 and $97,500 ($10,000, $50,000 and $100,000 adjusted for 3%, 3% and 2.5% sales charges, respectively. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders, and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the

Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.



    The Fund's Sub-Adviser also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS


MONEY MARKET FUNDS                       Dean Witter Short-Term U.S. Treasury
Dean Witter Liquid Asset Fund Inc.       Trust
Dean Witter U.S. Government Money        Dean Witter Diversified Income Trust
Market Trust                             Dean Witter Limited Term Municipal
Dean Witter Tax-Free Daily Income Trust  Trust
Dean Witter California Tax-Free Daily    Dean Witter Short-Term Bond Fund
Income Trust                             Dean Witter National Municipal Trust
Dean Witter New York Municipal Money     Dean Witter High Income Securities
Market Trust                             Dean Witter Balanced Income Fund
EQUITY FUNDS                             Dean Witter Hawaii Municipal Trust
Dean Witter American Value Fund          DEAN WITTER RETIREMENT SERIES
Dean Witter Natural Resource             Liquid Asset Series
Development Securities Inc.              U.S. Government Money Market Series
Dean Witter Dividend Growth Securities   U.S. Government Securities Series
Inc.                                     Intermediate Income Securities Series
Dean Witter Developing Growth            American Value Series
Securities Trust                         Capital Growth Series
Dean Witter World Wide Investment Trust  Dividend Growth Series
Dean Witter Value-Added Market Series    Strategist Series
Dean Witter Utilities Fund               Utilities Series
Dean Witter Capital Growth Securities    Value-Added Market Series
Dean Witter European Growth Fund Inc.    Global Equity Series
Dean Witter Precious Metals and          ASSET ALLOCATION FUNDS
Minerals Trust                           Dean Witter Strategist Fund
Dean Witter Pacific Growth Fund Inc.     Dean Witter Global Asset Allocation
Dean Witter Health Services Trust        Fund
Dean Witter Global Dividend Growth       ACTIVE ASSETS ACCOUNT PROGRAM
Securities                               Active Assets Money Trust
Dean Witter Global Utilities Fund        Active Assets Tax-Free Trust
Dean Witter International SmallCap Fund  Active Assets California Tax-Free Trust
Dean Witter Mid-Cap Growth Fund          Active Assets Government Securities
Dean Witter Balanced Growth Fund         Trust
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter Intermediate Term U.S.
Treasury Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter New York Tax-Free Income
Fund
Dean Witter Convertible Securities
Trust
Dean Witter Federal Securities Trust
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust

Dean Witter
Premier Income Trust
Two World Trade Center              Dean Witter
New York, New York 10048
TRUSTEES                            Premier
Michael Bozic                       Income
Charles A. Fiumefreddo              Trust
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
SUB-ADVISOR
BlackRock Financial Management,
Inc.
                                        PROSPECTUS -- DECEMBER 20, 1996

STATEMENT OF ADDITIONAL INFORMATION
                                                                     DEAN WITTER
DECEMBER 20, 1996
                                                            PREMIER INCOME TRUST

---------------------------------------------------------

    Dean Witter Premier Income Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is to earn a high level of current income consistent with low volatility of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality Mortgage-Backed Securities and securities backed by other assets ("Asset-Backed Securities").

    A Prospectus for the Fund dated December 20, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc. or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Premier Income Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          8

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         22

Portfolio Transactions and Brokerage...................................................         22

The Distributor........................................................................         24

Determination of Net Asset Value.......................................................         27

Shareholder Services...................................................................         27

Redemptions and Repurchases............................................................         30

Dividends, Distributions and Taxes.....................................................         31

Performance Information................................................................         32

Description of Shares..................................................................         33

Custodian and Transfer Agent...........................................................         34

Independent Accountants................................................................         34

Reports to Shareholders................................................................         34

Legal Counsel..........................................................................         35

Experts................................................................................         35

Registration Statement.................................................................         35

Financial Statements -- October 31, 1996...............................................

Report of Independent Accountants......................................................

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 27, 1991.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc., a Delaware corporation, (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager and Sub-Advisor, subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers".

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income
Securities, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Information Fund, Municipal Income Trust, Municipal Income Trust II, Municipal

Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to supervise the investment of the Fund's assets. The Investment Manager, through consultation with BlackRock Financial Management Inc. (the "Sub-Advisor") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund that were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change of the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor pursuant to the Sub-Advisory Agreement (see below), or by the Distributor of the Fund's shares (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the

Investment Manager or Sub-Advisor or any corporate affiliate of the Investment Manager or Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of the Fund's legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or Sub-Advisor) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the Fund's daily net assets. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund accrued to the Investment Manager total compensation under the Management Agreement in the amounts of $140,979, $178,248 and $306,372, respectively.

    Pursuant to a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual portfolio security selections.

    The Sub-Advisor provides asset management services with respect to high quality fixed income instruments, with particular emphasis on Mortgage-Backed Securities. The Sub-Advisor currently serves as the investment adviser to fixed income investors in the United States and overseas through several funds and separate accounts with combined assets under management in excess of $43 billion. These include twenty-one closed-end investment companies traded on either the New York or American Stock Exchanges: The BlackRock Income Trust Inc., The BlackRock Target Term Trust Inc., The BlackRock Advantage Term Trust Inc., The BlackRock Strategic Term Trust Inc., The BlackRock 1998 Term Trust Inc., The BlackRock Municipal Term Trust Inc., The BlackRock Insured Municipal Term Trust Inc., The BlackRock North American Government Income Trust Inc., The BlackRock Investment Quality Term Trust Inc., The BlackRock Insured Municipal 2008 Term Trust Inc., The BlackRock California Insured Municipal 2008 Term Trust Inc., The BlackRock Florida Insured Municipal 2008 Term Trust Inc., The BlackRock New York Insured Municipal 2008 Term Trust Inc., The BlackRock 1999 Term Trust Inc., The BlackRock Investment Quality Municipal Trust Inc., The BlackRock California Investment Quality Municipal Trust Inc., The BlackRock Florida Investment Quality Municipal Trust Inc., The BlackRock New York Investment Quality Municipal Trust Inc., The BlackRock New Jersey Investment Quality Municipal Trust Inc., The BlackRock Investment Grade 2009 Term Trust Inc. and The BlackRock 2001 Term Trust Inc., which were designed for individual investors. Each of these funds is a closed-end management investment company that invests primarily in investment grade Mortgage-Backed and Asset-Backed Securities and in securities that are issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or invests in Municipal Securities. The Sub-Advisor also serves as the investment advisor to three offshore funds: BlackRock Fund for Fannie Mae Mortgage Securities, BlackRock Freddie Mac Mortgage Securities Fund, and BSY Financial Corp. Each of these funds invests primarily in U.S. Mortgage-Backed Securities. In addition, the Sub-Advisor serves as investment advisor to several institutional investors in separate accounts.

    The Sub-Advisor's general and limited partners and employees include several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Asset-Backed Securities and hedging products. Prior to co-founding the Sub-Advisor (of which he is a general partner), from July 1976 to March 1988, Laurence D. Fink was employed by The First Boston Corporation where he had been a Managing Director since January 1979. At First Boston, he was a member of the Management Committee and co-head of its Taxable Fixed Income Division. He also managed the Financial Futures and Fixed Income Options Department and the Mortgage and Real Estate Products Group. Ralph L. Schlosstein, President and a co-founder of the Sub-Advisor (of which he is a general partner), was employed by Shearson Lehman Brothers Inc. from February 1981 to March 1988 and became a Managing Director in August, 1984. At Shearson Lehman, he was co-head of the Mortgage and Savings Institutions Group. Messrs. Fink and Schlosstein, along with other members of the Sub-Advisor, were instrumental in many of the major innovations in these securities markets, including the creation of the fixed and floating rate collateralized mortgage obligation, asset-backed securities and the senior-subordinated mortgage pass-through securities.

    On June 16, 1994, the partners of the Sub-Adviser entered into a definitive agreement to sell their partnership interests in the Sub-Advisor to PNC Bank, N.A. ("PNC"), headquartered in Pittsburgh, Pennsylvania (the "Transaction"). The Transaction, which was subject to bank regulatory approval, closed on February 28, 1995 and was subject to various conditions, including the following:
BlackRock will retain its name and will continue to operate out of its New York office. All members of the Sub-Advisor's senior management team agreed to sign long-term employment contracts and be responsible for managing the day-to-day affairs of the Sub-Advisor. Following the closing of the Transaction, the Sub-Advisor became a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.

    PNC is a commercial bank offering a wide range of domestic and international commercial banking, retail banking and trust services to its customers. Its principal office is located in Pittsburgh, Pennsylvania. PNC is a wholly-owned indirect subsidiary of PNC Bank Corp. (the "Holding Company"), a bank holding company organized under the laws of the Commonwealth of Pennsylvania.

    In order to assure continuity of investment advisory services to the Trust by the Sub-Adviser after the Transaction, the Board met in person on October 20, 1994, for the purpose of considering whether it would be in the best interests of the Trust and its shareholders for InterCapital to enter into a sub-advisory agreement with the Sub-Advisor (the "current Sub-Advisory Agreement") to take effect upon consummation of the Transaction. At its meeting, the Board, including each of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees"), unanimously approved the current Sub-Advisory Agreement and recommended it for approval by Shareholders. The current Sub-Advisory Agreement is identical to the former Sub-Advisory Agreement except for the effective date and the stated expiration date. At the meeting of shareholders which took place on February 17, 1995, the shareholders of the Fund voted to approve the Sub-Advisory Agreement effective February 27, 1995.

    Both the Investment Manager and the Sub-Advisor have authorized any of their directors, partners, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by directors, the Investment Manager and the Sub-Advisor may be furnished by directors, partners, officers and employees of the Investment Manager and the Sub-Advisor. In connection with the services rendered by the Sub-Advisor, the Sub-Advisor bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Advisor, as described above.

    As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Advisor, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement. For the fiscal years ended October 31, 1996, 1995 and 1994, the Investment Manager informed the Fund that the Investment Manager accrued to the Sub-Advisor total compensation under the Sub-Advisory Agreement of $56,391, $71,299 and $122,549, respectively.

    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund reimbursed the Investment Manager for $150,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement and the Sub-Advisory Agreement (the "Agreements") were initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Meeting of Shareholders held on January 12, 1993. The Agreements are substantially identical to the prior investment management agreement and sub-advisory agreement which were initially approved by the Fund's Trustees on April 16, 1991 and by DWR as the then sole shareholder on May 15, 1991. The Agreements took effect on June 30, 1993, upon the spin-off of Sears, Roebuck and Co. of its remaining shares of DWDC. Both Agreements may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, by the Investment Manager, or the Sub-Advisor (Sub-Advisory Agreement only). The Agreements will automatically terminate in the event of their assignment (as defined in the Act).

    Under its terms, the current Sub-Advisory Agreement had an initial term ending April 30, 1995 and the Management Agreement had an initial term ending April 30, 1994, and each provides that it will continue from year to year thereafter, provided continuance of each Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreements or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which votes must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved continuation of each Agreement until April 30, 1997.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------------------------
Michael Bozic (55)                             Chairman  and  Chief   Executive  Officer   of  Levitz   Furniture
Trustee                                        Corporation  (since November,  1995); Director  or Trustee  of the
c/o Levitz Furniture Corporation               Dean Witter Funds; formerly President and Chief Executive  Officer
6111 Broken Sound Parkway, N.W.                of   Hills  Department  Stores  (May,  1991-July,  1995)  formerly
Boca Raton, Florida                            variously Chairman, Chief  Executive Officer  President and  Chief
                                               Operating  Officer (1987-1991)  of the Sears  Merchandise Group of
                                               Sears, Roebuck and Co.; Director of Eaglemark Financial  Services,
                                               Inc., the United Negro College Fund, Weirton Steel Corporation and
                                               Domain Inc.

Charles A. Fiumefreddo* (63)                   Chairman,  Chief Executive  Officer and  Director of InterCapital,
Chairman of the Board,                         Dean Witter Distributors Inc. ("Distributors") and DWSC; Executive
 President, Chief Executive Officer            Vice President and Director of DWR; Chairman, Director or Trustee,
 and Trustee                                   President and Chief  Executive Officer of  the Dean Witter  Funds;
Two World Trade Center                         Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds;
New York, New York                             Chairman  and  Director  of Dean  Witter  Trust  Company ("DWTC");
                                               Director and/or  officer of  various DWDC  subsidiaries;  formerly
                                               Executive  Vice President  and Director  of DWDC  (until February,
                                               1993).
Edwin J. Garn (64)                             Director or  Trustee of  the Dean  Witter Funds;  formerly  United
Trustee                                        States  Senator (R-Utah) (1974-1992)  and Chairman, Senate Banking
c/o Huntsman Chemical Corporation              Committee (1980-1986);  formerly Mayor  of  Salt Lake  City,  Utah
500 Huntsman Way                               (1971-1974);  formerly Astronaut,  Space Shuttle  Discovery (April
Salt Lake City, Utah                           12-19, 1985); Vice Chairman, Huntsman Chemical Corporation  (since
                                               January,  1993);  Director  of  Franklin  Quest  (time  management systems) and John  Alden Financial  Corp; member of  the board  of various civic and charitable organizations.
John R. Haire (71)                             Chairman  of the Audit Committee and  Chairman of the Committee of
Trustee                                        the Independent Directors or Trustees  and Director or Trustee  of
Two World Trade Center                         the  Dean  Witter  Funds;  Chairman  of  the  Audit  Committee and
New York, NY                                   Chairman of the Committee of the Independent Trustees and  Trustee
                                               of  the  TCW/DW  Funds;  formerly President,  Council  for  Aid to
                                               Education (1978-1989) and Chairman and Chief Executive Officer  of
                                               Anchor Corporation, an Investment Adviser (1964-1978); Director of
                                               Washington National Corporation (insurance).

  NAME, AGE, POSITION WITH FUND AND ADDRESS               PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------------  ------------------------------------------------------------------
Dr. Manuel H. Johnson (47)                     Senior  Partner, Johnson  Smick International,  Inc., a consulting
Trustee                                        firm since June  1993; Koch Professor  of International  Economics
c/o Johnson Smick International, Inc.          and  Director of  the Center for  Global Market  Studies at George
1133 Connecticut Avenue, N.W.                  Mason  University  (since  September,  1990);  Co-Chairman  and  a
Washington, DC                                 founder  of  the Group  of Seven  Council (G7C),  an international economic commission (since September,  1990); Director or  Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of
                                               NASDAQ  (since June, 1995); Director of Greenwich Capital Markets,
                                               Inc. (broker-dealer);  formerly  Vice  Chairman of  the  Board  of
                                               Governors  of the Federal Reserve System (1986-1990) and Assistant
                                               Secretary of the U.S. Treasury (1982-1986).
Michael E. Nugent (60)                         General Partner,  Triumph  Capital,  L.P.,  a  private  investment
Trustee                                        partnership;  Director or  Trustee of  the Dean  Witter Funds, and
c/o Triumph Capital, L.P.                      Trustee of  the TCW/DW  Funds;  formerly Vice  President,  Bankers
237 Park Avenue                                Trust  Company and BT Capital Corporation (1984-1988); Director of
New York, New York                             various business organizations.
Philip J. Purcell* (53)                        Chairman of the Board of Directors and Chief Executive Officer  of
Trustee                                        DWDC,   DWR  and   Novus  Credit   Services,  Inc.;   Director  of
Two World Trade Center                         InterCapital, DWSC and  Distributors; Director or  Trustee of  the
New York, New York                             Dean  Witter  Funds;  Director  and/or  officer  of  various  DWDC subsidiaries.
John L. Schroeder (66)                         Retired; Director or Trustee of the Dean Witter Funds; Trustee  of
Trustee                                        the TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky Weitzen             Executive  Vice President and Chief Investment Officer of the Home
 Shalov & Wein                                 Insurance Company (August, 1991-September, 1995) and Chairman  and
Counsel to the Independent Trustees            Chief  Investment  Officer  of  Axe-Houghton  Management  and  the
114 West 47th Street                           Axe-Houghton Funds (1983-1991).
New York, New York
Sheldon Curtis (64)                            Senior  Vice   President,  Secretary   and  General   Counsel   of
Vice President, Secretary and                  InterCapital  and  DWSC; Senior  Vice  President and  Secretary of
 General Counsel                               DWTC; Senior  Vice President,  Assistant Secretary  and  Assistant
Two World Trade Center                         General  Counsel of Distributors; Assistant Secretary of DWR; Vice
New York, New York                             President, Secretary and General Counsel of the Dean Witter  Funds
                                               and the TCW/DW Funds.
Thomas F. Caloia (50)                          First  Vice President and Assistant  Treasurer of InterCapital and
Treasurer                                      DWSC; Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

------------------------
*Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambione, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Barry Fink and Marilyn K. Cranney, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and

Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttonesso, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of November 30, 1996, the Dean Witter Funds had total net assets of approximately $82.2 billion and more than five million shareholders.

    Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Five of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trstees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committees of the independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1996.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,900
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

              COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                                        TOTAL
                                                                   FOR SERVICE AS   COMPENSATION
                               FOR SERVICE                          CHAIRMAN OF         PAID
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(1)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414

------------------------
(1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1996 and by the 57 Dean Witter Funds (including the

Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the Fund as of October 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1995.

RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS
--------------------------------------------------------------------------------

                                           FOR ALL ADOPTING FUNDS                                     ESTIMATED ANNUAL
                                   --------------------------------------   RETIREMENT BENEFITS           BENEFITS
                                        ESTIMATED                           ACCRUED AS EXPENSES      UPON RETIREMENT(3)
                                     CREDITED YEARS         ESTIMATED      ----------------------  ----------------------
                                      OF SERVICE AT       PERCENTAGE OF                 BY ALL       FROM      FROM ALL
                                       RETIREMENT           ELIGIBLE        BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE           (MAXIMUM 10)        COMPENSATION       FUND        FUNDS       FUND        FUNDS
---------------------------------  -------------------  -----------------  ---------  -----------  ---------  -----------
Michael Bozic....................              10               50.0%      $     393  $    26,359  $     950  $    51,550
Edwin J. Garn....................              10               50.0             663       41,901        950       51,550
John R. Haire....................              10               50.0           4,223      261,763      2,338      130,404
Dr. Manuel H. Johnson............              10               50.0             264       16,748        950       51,550
Michael E. Nugent................              10               50.0             498       30,370        950       51,550
John L. Schroeder................               8               41.7             763       51,812        792       42,958

------------------------
(2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As discussed  in  the  Prospectus,  the Fund  may  invest  in,  among  other
securities,   securities  issued  by  the   U.S.  Government,  its  agencies  or
instrumentalities. Such securities include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

        (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

        (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest with respect to 35% of its total assets.

MORTGAGE-BACKED SECURITIES

    As discussed in the Prospectus, the Mortgage-Backed Securities purchased by the Fund evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC.

    GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

    The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans; (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

    FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

    FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

CORPORATE DEBT SECURITIES

    As described in the Prospectus, the Fund may purchase corporate debt securities rated Aaa by Moody's or AAA by S&P or, if unrated, deemed to be of comparable quality by the Fund's Trustees. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities, which the Fund may purchase up to 5% of its total assets, may have features similar to those of adjustable rate Mortgage-Backed Securities, but corporate debt securities, unlike Mortgage-Backed Securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed rate debt securities also may be subject to call provisions.

MUNICIPAL OBLIGATIONS

    The Fund may invest up to 5% of its total assets in Municipal Obligations (consisting of Municipal Bonds, Municipal Notes and Municipal Commercial Paper) rated in the highest rating category by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Municipal Obligations in which the Fund may invest include "zero coupon" Municipal Obligations. Any Municipal Obligation which depends directly or indirectly on the credit of the United States Government shall be considered to have the highest rating by Moody's and S&P.

    Municipal Bonds and Municipal Notes are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper consists of short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. An obligation shall be considered a Municipal Bond, Municipal Note or Municipal Commercial Paper only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal income tax.

    The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

    Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. The Fund did not lend any of its portfolio securities during its fiscal year ended October 31, 1996.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

OPTIONS AND FUTURES TRANSACTIONS

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center mostly on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager and the Sub-Advisor.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract ("futures contract"), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager and the Sub-Advisor anticipate that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Fund intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    As discussed in the Prospectus, the Fund may invest in Mortgage-Backed Securities, such as floating rate CMOs or adjustable rate Mortgage-Backed Securities, which have interest rates subject to periodic adjustment based on changes to a designated index. One index which may serve as such a benchmark is the London Interbank Offered Rate, or LIBOR. In order for the Fund to hedge its exposure to fluctuations in short-term interest rates for its portfolio securities subject to the LIBOR rate, the Fund may purchase or sell futures contracts on U.S. dollar denominated Eurodollar instruments linked to the LIBOR rate.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or U.S. Government securities or other liquid portfolio securities, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager and the Sub-Advisor wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of U.S. Government securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with broker or financial institutions deemed creditworthy by the Investment Manager and the Sub-Advisor.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investment in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and Sub-Advisor subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Sub-Advisor and the Board of Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

PORTFOLIO TURNOVER

    The Fund may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the opinions of the Investment Manager and the Sub-Advisor, strengthen the Fund's position and contribute to its investment objective. As a result of the Fund's investment objective and policies, and the nature of the Mortgage-Backed Securities and Asset-Backed Securities markets, the Fund's portfolio turnover rate may exceed 200%. During the fiscal years ended October 31, 1995 and 1996, the Fund's portfolio turnover rates were 366% and 265%, respectively.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

         4. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any reverse repurchase agreement or dollar roll; (b) borrowing money or other leveraging; or (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis.

         5. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase or reverse purchase agreements; or (c) by lending its portfolio securities.

         6. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         7. Invest for the purpose of exercising control or management of any other issuer.

         8. Make short sales of securities or maintain a short position.

         9. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund, or any officer, director or partner of the Investment Manager or Sub-Advisor owns more than 1/2 of 1% of the outstanding voting securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuers.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to  the  general  supervision  of the  Trustees  of  the  Fund,  the
Investment Manager and the Sub-Advisor are responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged. During the fiscal years ended October 31, 1996, 1995, and 1994, the Fund did not pay any brokerage commissions.

    The Investment Manager and the Sub-Advisor currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and the Sub-Advisor believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager or the Sub-Advisor believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager and the Sub-Advisor from brokers and dealers may be of benefit to the Investment Manager and the Sub-Advisor in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and the Sub-Advisor and thereby reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager and the Sub-Advisor are not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (I.E., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal year ended October 31, 1996, the Fund did not effect any principal transactions with DWR.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on October 30, 1992, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement took effect on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreement in all material respects, except for the dates of effectiveness. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Trustees, including a majority of the Independent Trustees.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"). The Plan was approved by the Trustees on April 16, 1991, and by DWR as the Fund's then sole shareholder on May 15, 1991 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on June 29, 1992. The vote of the Trustees, which was cast in person at a meeting called for the purpose of voting on such Plan, included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from DWR and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above, the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses.

    The Fund is authorized to reimburse the Distributor for specific expenses the distributor incurs or plans to incur in promoting the distribution of the Fund's shares. Reimbursement is made through monthly payments in amounts determined in advance of each fiscal quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the shares of the Fund during the month. Such payment is treated by the Fund as an expense in the year it is accrued. No interest or other financing charges will be incurred by the Distributor for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor pursuant to the Plan, will be reimbursable under the Plan.

    The Distributor has informed the Fund that the fee payable by the Fund each year pursuant to the Plan not to exceed to 0.20% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    For the fiscal year ended October 31, 1996, the Fund paid a total of $51,691 pursuant to the Plan. Such payment amounted to an annual rate of 0.18% of the Fund's average daily net assets for such fiscal period. It is estimated that the amount paid by the Fund for distribution was for expenses which relate to compensation of sales personnel and associated overhead expenses. The Distributor has informed the Fund that it received sales charges on sales of the Fund's shares in the approximate amounts of $19,200, $6,600 and $38,766 for the fiscal years ended 1994, 1995 and 1996, respectively.

    The Plan has an initial term which ended April 30, 1992, and provides that from year to year thereafter it will continue in effect, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. Most recent continuance of the Plan for one year, until April 30, 1997, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 17, 1996. At that meeting, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated: (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided herein. An amendment to increase materially the maximum amount authorized to be spent under the Plan and Agreement on behalf of the Fund must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated on behalf of the Fund at any time, without payment of any penalty, by vote of the holders of a majority of the

Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the incremental distribution expenses incurred by the Distributor on behalf of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Investment Manager or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

REDUCED SALES CHARGE

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $100,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds shares of the Fund having a current value of $25,000 and purchases $75,000 of additional shares of the Fund, the sales charge applicable to the $75,000 purchase would be 2.50% of the offering price.

    The Distributor must be notified by the dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the prospectus under the caption "Reduced Sales Charges," reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor or from a single dealer which has entered into a Selected Dealer Agreement with the Distributor.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the Investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under RIGHT OF ACCUMULATION, but there will be no retroactive reduction of sales charges on previous purchases.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time on each day that the New York Stock Exchange is open or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders have been received to purchase, or tenders to sell or redeem, Fund shares, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or another selected broker-dealer.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a sales charge, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Premier Income Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    EXCHANGE PRIVILEGE. As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter FESC Funds, for shares of Dean Witter CDSC Funds, and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust, and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the CDSC fund or FESC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or Exchange Funds but may not reacquire FESC fund shares by exchange. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed).

    The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone instructions. Accordingly, in such event, the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial investments of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent for the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin accounts.

    REINSTATEMENT PRIVILEGE. As described in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of redemption or repurchase, reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value (without sales charge) next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.
Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior year.

    Gains or losses on the sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Under current federal law, the Fund will receive net investment income in the form of interest cash payments by virtue of holding fixed-income securities, including Treasury bills, notes and bonds, and will recognize income attributable to it from holding original issue discount securities, including zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of an original issue discount security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in original issue discount securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by the liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    In computing net investment income, the Fund will amortize premiums or accrue discounts on fixed-income securities in the portfolio. Realized gains and losses on security transactions are determined on the identified cost method.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    The straddle rules of Section 1092 of the Internal Revenue Code where applicable (i) require the Fund to defer losses incurred on certain transactions involving securities, options and futures contracts, (ii) may affect the Fund's holding period on the asset underlying an option or futures contract and (iii) in certain instances, may convert a short-term capital loss to a long-term capital loss.

    Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities are classified as "Section 1256" contracts under the Internal Revenue Code. Section 1256 contracts are required to be marked-to-market at the end of the Fund's fiscal year, for purpose of Federal income tax calculations. The character of gain or loss resulting from the sale, disposition, closing out, expiration, other termination or mark-to-market of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof.

    Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When put options purchased by the Fund are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, generally depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, any portion taxable as long-term capital gains and any portion treated as a non-taxable return of capital. Any such return of capital will reduce the shareholders' tax basis in their shares. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their attorneys or tax advisers regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 1996, the Fund's yield, calculated pursuant to this formula, was 5.12%.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the one and five year period ended October 31, 1996 and for the period from July 1, 1991 (commencement of operations) through October 31, 1996 were 1.92%, 3.85% and 4.82%, respectively.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculation may or may not reflect the imposition of the maximum front end sales charge. In addition, the Fund may also compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the average annual total return of the Fund, excluding the imposition of the front-end sales charge, for the one and five year period ended October 31, 1996 and for the period from July 1, 1991 through October 31, 1996 were 5.07%, 4.48% and 5.42%, respectively.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the one and five year period ended October 31, 1996 and for the period from July 1, 1991 through October 31, 1996 were 5.07%, 24.52% and 32.51%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 or $97,500 ($10,000, $50,000 or $100,000 adjusted for a 3%, 3% and 2.5% sales charge, respectively). Investments of $10,000 and $50,000 adjusted for a 3% sales charge in the Fund at inception would have grown to $12,853 and $64,267 respectively and an investment of $100,000 adjusted for a 2.5% sales charge, in the Fund from inception would have grown to $129,197 at October 31, 1996.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees except for Messrs. Bozic, Purcell and Schroeder have been elected by the shareholders of the Fund, most recently at a special meeting of shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund on April 8, 1994. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts; including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER PREMIER INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

 PRINCIPAL
 AMOUNT IN                                                          COUPON      MATURITY
 THOUSANDS                                                           RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------
             MORTGAGE-BACKED SECURITIES (38.9%)
             U.S. GOVERNMENT AGENCIES
 $     629   Federal Home Loan Mortgage Corp. PC GOLD...........    8.50   %     07/01/06  $      650,354
     1,980   Federal Home Loan Mortgage Corp. PC GOLD...........    9.00         05/01/06       2,066,205
                                                                                           --------------
                                                                                                2,716,559
                                                                                           --------------
     1,198   Federal National Mortgage Assoc....................    6.00         01/01/04       1,178,097
     1,047   Federal National Mortgage Assoc. ARM...............    7.545+       09/01/25       1,080,083
                                                                                           --------------
                                                                                                2,258,180
                                                                                           --------------
     1,231   Government National Mortgage Assoc.................    7.25         11/15/04-
                                                                                 04/15/06       1,244,734
     2,170   Government National Mortgage Assoc. II ARM.........    6.50+        02/20/21-
                                                                                 03/20/22       2,206,267
       625   Government National Mortgage Assoc. II ARM.........    7.00+        10/20/21         639,164
       714   Government National Mortgage Assoc. II ARM.........    7.125+       09/20/22         729,423
                                                                                           --------------
                                                                                                4,819,588
                                                                                           --------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $9,730,835)................................................       9,794,327
                                                                                           --------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (33.9%)
     1,100   Resolution Funding Corp. Coupon Strip..............    0.00         10/15/98         983,059
       600   Tennessee Valley Authority.........................    5.98         04/01/36         606,564
     1,500   U.S. Treasury Note++...............................    6.125        08/31/98       1,510,185
     5,400   U.S. Treasury Note++...............................    6.00         09/30/98       5,425,596
                                                                                           --------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $8,496,769)................................................       8,525,404
                                                                                           --------------
             ASSET-BACKED SECURITIES (18.8%)
       453   Banc One Auto Grantor Trust 1996-B A...............    6.55+        02/15/03         455,446
       872   Chase Manhattan Grantor Trust 1995-A A.............    6.00+        09/17/01         872,190
       469   EQCC Home Equity Loan Trust 1994-1 A...............    5.80+        03/15/09         457,707
     1,252   Fifth Third Auto Grantor Trust 1996-B A............    6.45+        03/15/02       1,258,407
     1,000   First Chicago Master Trust II 1992-E A.............    6.25+        08/15/99       1,000,620
       681   Ford Credit Grantor Trust 1995-B A.................    5.90+        10/15/00         680,408
                                                                                           --------------
             TOTAL ASSET-BACKED SECURITIES
             (IDENTIFIED COST $4,702,552)................................................       4,724,778
                                                                                           --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                          COUPON      MATURITY
 THOUSANDS                                                           RATE         DATE         VALUE
---------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (13.5%)
             U.S. GOVERNMENT AGENCIES (7.9%)
 $   1,020   Federal Home Loan Mortgage Corp. 1632 F (PAC)......    5.788+ %     04/15/23  $    1,020,022
       871   Federal National Mortgage Assoc. Strip Series I
             Class 2............................................   11.50         04/01/09         972,294
                                                                                           --------------
                                                                                                1,992,316
                                                                                           --------------
             PRIVATE ISSUES (5.6%)
       920   MLCC Mortgage Investors, Inc. 1996-A A.............    5.93+        02/15/21         919,887
       482   MLCC Mortgage Investors, Inc. 1996-B A.............    5.775+       07/15/21         481,374
         1   Resolution Funding Corp. 1992-S2 A17 (TAC I/O).....    7.971+       01/25/22             306
                                                                                           --------------
                                                                                                1,401,567
                                                                                           --------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $6,547,287)................................................       3,393,883
                                                                                           --------------
TOTAL INVESTMENTS
(IDENTIFIED COST $29,477,443) (A)..............      105.1%   26,438,392
LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS.........................................       (5.1)   (1,283,936)
                                                     -----   -----------
NET ASSETS.....................................      100.0%  $25,154,456
                                                     -----   -----------
                                                     -----   -----------

---------------------
ARM  Adjustable rate mortgage.
I/O  Interest-only security.
PAC  Planned Amortization Class.
PC   Participation Certificate.
TAC  Targeted Amortization Class.
 + Floating rate securities. Rate shown is the rate in effect at October 31, 1996.
++ Some or all of these securities are pledged as collateral in connection with the reverse repurchase agreements.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $213,858 and the aggregate gross unrealized depreciation was $3,252,909, resulting in net unrealized depreciation of $3,039,051.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $29,477,443).............................  $26,438,392
Cash........................................................       47,194
Receivable for:
    Investments sold........................................    6,804,288
    Interest................................................      187,350
    Principal paydowns......................................       96,038
Prepaid expenses and other assets...........................       21,375
                                                              -----------
     TOTAL ASSETS...........................................   33,594,637
                                                              -----------
LIABILITIES:
Reverse repurchase agreements...............................    8,256,000
Payable for:
    Shares of beneficial interest repurchased...............       29,113
    Investment management fee...............................       11,003
    Interest................................................        7,523
    Dividends to shareholders...............................        7,003
    Plan of distribution fee................................        4,401
Accrued expenses and other payables.........................      125,138
                                                              -----------
     TOTAL LIABILITIES......................................    8,440,181
                                                              -----------
NET ASSETS:
Paid-in-capital.............................................   34,381,262
Net unrealized depreciation.................................   (3,039,051)
Distributions in excess of net investment income............      (43,698)
Accumulated net realized loss...............................   (6,144,057)
                                                              -----------
     NET ASSETS.............................................  $25,154,456
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE,
  2,873,934 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $8.75
                                                              -----------
                                                              -----------
MAXIMUM OFFERING PRICE PER SHARE,
  (NET ASSET VALUE PLUS 3.09% OF NET ASSET VALUE)*..........
                                                                    $9.02
                                                              -----------
                                                              -----------

---------------------
* On sales of $100,000 or more, the offering price is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $2,209,027
                                                              ----------
EXPENSES
Investment management fee...................................     140,979
Professional fees...........................................      90,368
Shareholder reports and notices.............................      52,119
Plan of distribution fee....................................      51,691
Trustees' fees and expenses.................................      42,709
Transfer agent fees and expenses............................      29,696
Registration fees...........................................      29,046
Organizational expenses.....................................      19,981
Custodian fees..............................................      15,971
Other.......................................................      10,504
                                                              ----------
     TOTAL OPERATING EXPENSES...............................     483,064
Interest expense............................................     391,149
                                                              ----------
     TOTAL EXPENSES.........................................     874,213
                                                              ----------
     NET INVESTMENT INCOME..................................   1,334,814
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................      35,606
Net change in unrealized depreciation.......................      17,582
                                                              ----------
     NET GAIN...............................................      53,188
                                                              ----------
NET INCREASE................................................  $1,388,002
                                                              ----------
                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                FOR THE YEAR     YEAR ENDED
                                                                   ENDED         OCTOBER 31,
                                                              OCTOBER 31, 1996      1995
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $ 1,334,814      $ 2,078,835
Net realized gain...........................................         35,606          238,067
Net change in unrealized depreciation.......................         17,582          367,857
                                                              ----------------   -----------
     NET INCREASE...........................................      1,388,002        2,684,759
                                                              ----------------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (1,470,640)      (2,713,438)
Paid-in-capital.............................................        (48,016)              --
                                                              ----------------   -----------
     TOTAL..................................................     (1,518,656)      (2,713,438)
                                                              ----------------   -----------
Net decrease from transactions in shares of beneficial
  interest..................................................     (5,973,780)     (12,587,691)
                                                              ----------------   -----------
     NET DECREASE...........................................     (6,104,434)     (12,616,370)
NET ASSETS:
Beginning of period.........................................     31,258,890       43,875,260
                                                              ----------------   -----------
     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $43,698 AND UNDISTRIBUTED NET INVESTMENT
    INCOME OF $41,898, RESPECTIVELY)........................    $25,154,456      $31,258,890
                                                              ----------------   -----------
                                                              ----------------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1996

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income.................................................................  $     1,334,814
Adjustments to reconcile net investment income to net cash from operating activities:
Decrease in receivables and other assets related to operations........................           87,563
Increase in payables related to operations............................................           14,782
Net amortization of discount/premium..................................................          140,264
                                                                                        ---------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES........................................        1,577,423
                                                                                        ---------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments..............................................................      (94,378,783)
Principal prepayments/sales of investments............................................       99,596,025
Net sales of short-term investments...................................................          354,560
                                                                                        ---------------
     NET CASH PROVIDED BY INVESTING ACTIVITIES........................................        5,571,802
                                                                                        ---------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net proceeds from shares of beneficial interest sold..................................        1,587,515
Net payments from shares of beneficial interest repurchased...........................       (8,498,134)
Net proceeds from issuance of reverse repurchase agreements...........................          392,812
Dividends to shareholders from net investment income..................................         (536,208)
Distributions to shareholders from paid-in-capital....................................          (48,016)
                                                                                        ---------------
     NET CASH USED FOR FINANCING ACTIVITIES...........................................       (7,102,031)
                                                                                        ---------------
     NET INCREASE IN CASH.............................................................           47,194
CASH AT BEGINNING OF YEAR.............................................................        --
                                                                                        ---------------
CASH BALANCE AT END OF YEAR...........................................................  $        47,194
                                                                                        ---------------
                                                                                        ---------------
CASH PAID DURING THE YEAR FOR INTEREST................................................  $       395,787
                                                                                        ---------------
                                                                                        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Premier Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income consistent with low volatility of principal. The Fund was organized as a Massachusetts business trust on March 27, 1991 and commenced operations on July 1, 1991.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

C. DOLLAR ROLLS -- The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.
D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $150,000 which have been reimbursed for the full amount thereof. Such expenses were fully amortized as of June 30, 1996.
2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
Under a Sub-Advisory Agreement between BlackRock Financial Management Inc. (the "Sub-Advisor") and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investment in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.
3. PLAN OF DISTRIBUTION
Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.
Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and employees and other selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.
The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. For the year ended October 31, 1996, the distribution fee was accrued at the annual rate of 0.18%.

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $38,800 in commissions from the sale of the Fund's shares of beneficial interest. Such commissions are not an expense of the Fund; they are deducted from the proceeds of sales of beneficial interest.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 were $91,759,957 and $105,398,044, respectively. Included in the aforementioned are purchases and sales of Discover Card Master Trust, an affiliate of the Investment Manager, of $1,007,344 and $1,007,344, respectively, and purchases and sales of U.S. Government Securities of $66,752,280 and $80,876,128, respectively.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $3,249.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,775. At October 31, 1996, the Fund had an accrued pension liability of $36,695 which is included in accrued expenses in the Statement of Assets and Liabilities.
5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1996              OCTOBER 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................      181,683   $    1,581,306        56,943   $    496,711
Reinvestment of dividends and distributions......................      108,241          945,989       191,193      1,658,690
                                                                   -----------   --------------   -----------   ------------
                                                                       289,924        2,527,295       248,136      2,155,401
Repurchased......................................................     (972,843)      (8,501,075)   (1,692,442)   (14,743,092)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................     (682,919)  $   (5,973,780)   (1,444,306)  $(12,587,691)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER PREMIER INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

6. FEDERAL INCOME TAX STATUS
During the year ended October 31, 1996, the Fund utilized approximately $36,000 of its net capital loss carryover. At October 31, 1996, the Fund had a net capital loss carryover of approximately $6,144,000 of which $4,973,000 will be available through October 31, 2001 and $1,171,000 will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.
To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996 accumulated net realized loss was charged $157, paid-in-capital was charged $50,073 and distributions in excess of net investment income was credited $50,230.
7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS
Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract. At October 31, 1996, the reverse repurchase agreements outstanding were $8,256,000 with a weighted average interest rate of 5.29% maturing within 6 days, for which securities valued at $8,294,786 including accrued interest were pledged as collateral. The maximum and average daily amounts outstanding during the year were $12,305,942 and $7,307,865, respectively. The weighted average interest rate during the year was 5.37%.

DEAN WITTER PREMIER INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                            FOR THE
                                                                                            PERIOD
                                                                                            JULY 1,
                                                                                             1991*
                                                FOR THE YEAR ENDED OCTOBER 31               THROUGH
                                    -----------------------------------------------------   OCTOBER
                                      1996       1995       1994       1993       1992     31, 1991
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $   8.79   $   8.77   $   9.18   $   9.69   $   9.95   $   9.60
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.41       0.53       0.54       0.73       0.71       0.26
Net realized and unrealized gain
 (loss)............................     0.02       0.14      (0.41)     (0.45)     (0.21)      0.37
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.43       0.67       0.13       0.28       0.50       0.63
                                    ---------  ---------  ---------  ---------  ---------  ---------

Dividends and distributions from:
   Net investment income...........    (0.46)     (0.65)     (0.54)     (0.61)     (0.71)     (0.26)
   Net realized gain...............    --         --         --         (0.18)     (0.05)     (0.02)
   Paid-in-capital.................    (0.01)     --         --         --         --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.47)     (0.65)     (0.54)     (0.79)     (0.76)     (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   8.75   $   8.79   $   8.77   $   9.18   $   9.69   $   9.95
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     5.07%      7.97%      1.44%      2.87%      5.18%      6.41%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses:
   Operating.......................     1.71%      1.57%      1.24%      0.95%      0.99%      0.85%(2)
   Interest........................     1.39%      0.65%      0.34%      0.65%      0.61%      0.84%(2)
                                    ---------  ---------  ---------  ---------  ---------  ---------

Total..............................     3.10%      2.22%      1.58%      1.60%      1.60%      1.69%(2)(3)
                                    ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     4.73%      5.83%      5.32%      7.32%      7.05%      7.50%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................   $25,154    $31,259    $43,875    $90,260   $154,860  $132,219

Portfolio turnover rate............      265%       366%       393%       412%       254%        91%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Fund had borne all expenses that were assumed or waived by the the
     Investment Manager, the above annualized expense and net investment income ratios would have been 1.85% and 7.34%, respectively.

                   SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PREMIER INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER PREMIER INCOME TRUST
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Premier Income Trust (the "Fund") at October 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period July 1, 1991 (commencement of operations) through October 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and a broker, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 5, 1996

                        DEAN WITTER PREMIER INCOME TRUST

                            PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

          (1)  Financial statements and schedules, included in Prospectus
               (Part A):
                                                                      Page in
                                                                      ----------
                                                                      Prospectus
                                                                      ----------

               Financial highlights for the period ended July 1,
               1991 through October 31, 1991 and for the years 1992,
               1993, 1994, 1995 and 1996 . . . . . . . . . . . . . . . . . 8


          (2)  Financial statements included in the Statement of
               Additional Information (Part B):                          Page in
                                                                           SAI
                                                                           ---

               Portfolio of Investments at October 31, 1996. . . . . . . . 36

               Statement of assets and liabilities at October 31, 1996 . . 38

               Statement of operations for the year ended October
               31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . 39

               Statement of changes in net assets for the fiscal
               years ended October 31, 1995 and October 31, 1996 . . . . . 40

               Notes to Financial Statements . . . . . . . . . . . . . . . 42

               Financial highlights for the period ended July 1, 1991
               through October 31, 1991 and for the years ended
               October 31, 1992, 1993, 1994, 1995 and 1996 . . . . . . . . 47

          (3)  Financial statements included in Part C:

               None

     (b)  EXHIBITS:

 2.     --     Amended and Restated By-Laws of
               the Registrant dated as of October 25, 1996

 8.     --     Amendment to the Custody Agreement between
               the Registrant and The Bank of New York

11.     --     Consent of Independent Accountants

16.     --     Schedule for Computations of Performance Quotations

27.     --     Financial Data Schedule

--------------------
All other exhibits previously filed and incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.
     (1)                                       (2)
                                     Number of Record Holders
     Title of Class                     at November 30, 1996
     --------------                  ---------------------------

Shares of Beneficial Interest


Item 27.  INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of
Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust

 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust

(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------
Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief               Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and         Executive Officer and Director of Dean Witter
Director                      Distributors Inc. ("Distributors") and Dean
                              Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                              ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                              Funds and Chairman, Chief Executive Officer and
                              Trustee of the TCW/DW Funds; Formerly Executive
                              Vice President and Director of Dean Witter,
                              Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director of
Director                      of DWDC and DWR; Director of DWSC and
                              Distributors; Director or Trustee of the Dean
                              Witter Funds; Director and/or officer of various
                              DWDC subsidiaries.

Richard M. DeMartini          Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Capital;
                              Director of DWR, DWSC, Distributors and DWTC;
                              Trustee of the TCW/DW Funds; Member (since
                              January, 1993) and Chairman (since January,
                              1995) of the Board of Directors of NASDAQ.

James F. Higgins              Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Financial;
                              Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider           Executive Vice President and Chief Financial
Executive Vice                Officer of DWDC, DWR, DWSC and Distributors;
President, Chief              Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards          Executive Vice President, Secretary and General
Director                      Counsel of DWDC and DWR; Executive Vice President,
                              Secretary and Chief Legal Officer of Distributors;
                              Director of DWR, DWSC and Distributors.

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of DWTC;
                              Vice President of the Dean Witter Funds and the
                              TCW/DW Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

John Van Heuvelen             President, Chief Operating Officer and Director
Executive Vice                of DWTC.
President

Joseph J. McAlinden           Vice President of the Dean Witter Funds
Executive Vice President      and Director of DWTC.
and Chief Investment
Officer

Sheldon Curtis                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
General Counsel and           President, Assistant General Counsel and Assistant
Secretary                     Secretary of Distributors; Senior Vice President
                              and Secretary of DWTC; Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President         Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President         Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President         Vice President of various Dean Witter Funds.

Robert S. Giambrone           Senior Vice President of DWSC, Distributors
Senior Vice President         and DWTC and Director of DWTC; Vice President of
                              the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President         Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President         Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President         Vice President of various Dean Witter Funds.


Jenny Beth Jones              Vice President of Dean Witter Special Value
Senior Vice President         Fund.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

John B. Kemp, III             Director of the Provident Savings Bank, Jersey
Senior Vice President         City, New Jersey.

Anita Kolleeny
Senior Vice President         Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President         Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President         Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President         Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President         Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President         Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President         Vice President of various Dean Witter Funds.

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Barry Fink                    First Vice President and Assistant Secretary of
First Vice President          DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary       Funds and the TCW/DW Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors;First Vice
and Controller                President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Joan Allman
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President                Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President                Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Frank J. DeVito
Vice President                Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Peter Hermann
Vice President                Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President                Vice President of various Dean Witter Funds.

Konrad J. Krill
Vice President                Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President                Vice President of various Dean Witter Funds.

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell                 Vice President of Dean Witter Global Short-
Vice President                Term Income Fund Inc.

Hugh Rose
Vice President

Robert Rossetti
Vice President

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari                Vice President of Prime Income Trust.
Vice President

Peter Seeley                  Vice President of Dean Witter World
Vice President                Wide Income Trust.

Jayne M. Stevlingson          Vice President of various Dean Witter Funds.
Vice President

Kathleen Stromberg            Vice President of various Dean Witter Funds.
Vice President

Vinh Q. Tran                  Vice President of various Dean Witter Funds.
Vice President

Alice Weiss                   Vice President of various Dean Witter Funds.
Vice President

Katherine Wickham
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is the principal underwriter of the following investment companies:

 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation
 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust
(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust
(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Premier Income Trust
(43)        Dean Witter Value-Added Market Series
(44)        Dean Witter Global Utilities Fund
(45)        Dean Witter High Income Securities
(46)        Dean Witter National Municipal Trust

(47)        Dean Witter International SmallCap Fund
(48)        Dean Witter Balanced Growth Fund
(49)        Dean Witter Balanced Income Fund
(50)        Dean Witter Hawaii Municipal Trust
(51)        Dean Witter Variable Investment Series
(52)        Dean Witter Capital Appreciation Fund
(53)        Dean Witter Intermediate Term U.S. Treasury Trust
(54)        Dean Witter Information Fund
(55)        Dean Witter Japan Fund
(56)        Dean Witter Income Builder Fund
(57)        Dean Witter Special Value Fund
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
 (10)       TCW/DW Strategic Income Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                        Positions and
                                        Office with
     Name                               Distributors
     ----                               -------------

Fredrick K. Kubler                      Senior Vice President, Assistant
                                        Secretary and Chief Compliance
                                        Officer.

Michael T. Gregg                        Vice President and Assistant
                                        Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS
        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of
New York on the   th day of December, 1996.

                                        DEAN WITTER PREMIER INCOME TRUST

                                        By         /s/ Sheldon Curtis
                                           ----------------------------------
                                                      Sheldon Curtis
                                              Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                          Date
     ----------                    -----                          ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                   12/  /96
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                         12/  /96
    ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                           12/  /96
    ----------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic
    Edwin J. Garn
    John R. Haire
    Manuel H. Johnson
    Michael E. Nugent
    John L. Schroeder

By  /s/ David M. Butowsky                                        12/  /96
    ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                        DEAN WITTER PREMIER INCOME TRUST

                                  EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------
          2.   _    Amended and Restated By-Laws of the Registrant dated as of
                    October 25, 1996

          8.   -    Amendment to the Custody Agreement between the Registrant
                    and The Bank of New York

         11.   -    Consent of Independent Accountants

         16.   -    Schedules for Computation of Performance Quotations

         27.   -    Financial Data Schedule